SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Emerging Markets Equity Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Sean Taylor, Chief Investment Officer APAC. Lead Portfolio Manager of the fund. Began managing the fund in 2014.
Please Retain This Supplement for Future Reference
April 6, 2022
PROSTKR22-27